UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23247
(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust
(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430
Chicago, IL 60654
(Address of Principal Executive Offices)

John P. McGarrity, Esq.
XA Investments LLC
321 North Clark Street, Suite 2430
Chicago, IL 60654
(Name and Address of Agent for Service)

(312) 374-6930
(Registrant’s Telephone Number)

Date of Fiscal Year End:  September 30

Date of Reporting Period:  September 30, 2017

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Trust Performance	2
Statement of Assets & Liabilities	3
Statement of Operations	4
Statement of Changes In Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Report of Independent Registered Public Accounting Firm	11
Additional Information	12
Trustees & Officers	16

XAI Octagon Floating Rate & Alternative Income Term Trust	Shareholder Letter

September 30, 2017 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”).  This report covers the period ended September 30, 2017.

XA Investments LLC serves as the investment adviser to the Trust.  Octagon Credit Investors, LLC serves as the Trust’s investment sub‐adviser and is responsible for the management of the Trust’s portfolio of investments.  The investment objective of the Trust is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating‐rate credit instruments and other structured credit investments. There can be no assurance that the Trust will achieve its investment objective.

Due to the timing of the offering and the fiscal year cycle, we are sending you this report to comply with regulatory requirements.  The Trust closed its initial public offering on September 27, 2017.  The Trust received investment proceeds upon settlement and had its initial closing on September 29, 2017.  The Trust’s assets were held in cash for one day following the initial closing.  We will provide you with more information regarding the market and the invest up period in the Trust's semi‐annual report for the period ending March 31, 2018.

We appreciate your investment and look forward to serving your investment needs in the future.  For the most up‐to‐date information on your investment, please visit the Trust’s website at www.xainvestments.com/funds.

Sincerely,

Kimberly Flynn
Managing Director
XA Investments
October 31, 2017

Annual Report | September 30, 2017	1

XAI Octagon Floating Rate & Alternative Income Term Trust	Trust Performance

September 30, 2017 (Unaudited)

Growth of a $10,000 Investment at Market Value (as of  September 30, 2017)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.

Summary Performance (as of September 30, 2017)

	Since Inception	Inception Date
XAI Octagon Floating Rate & Alternative Income Term Trust ‐ NAV	0.00%	9/26/2017
XAI Octagon Floating Rate & Alternative Income Term Trust ‐ Market	1.20%	9/26/2017
S&P/LSTA Leveraged Loan 100 Index*	0.07%	9/26/2017

*
The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan 100 Index was the first to track the investable senior loan market.  This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted.

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XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Assets and Liabilities

September 30, 2017

ASSETS:
Cash	$71,150,009
Receivable due from adviser (Note 3)	8,570
Total Assets	71,158,579

LIABILITIES:
Payable for legal and audit fees	12,000
Payable to transfer agent	260
Payable for Investor support services fees (Note 3)	1,556
Payable for printing	7,950
Payable for custodian fees	195
Accrued offering costs	145,000
Accrued fund accounting and administration fees payable	2,274
Accrued chief compliance officer fee payable	329
Other payables and accrued expenses	1,123
Total Liabilities	170,687
Net Assets	$70,987,892

COMPOSITION OF NET ASSETS:
Paid‐in capital	$71,005,009
Accumulated net investment income/(loss)	(17,117)
Net Assets	$70,987,892

Common shares of beneficial interest outstanding, at $0.01 par value, and unlimited common shares authorized	7,260,205
Net Asset Value per Common Share	$9.78

See Notes to Financial Statements.

Annual Report | September 30, 2017	3

XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Operations

For the period September 27, 2017 (Commencement of Operations) to September 30, 2017

EXPENSES:
Investment advisory fees (Note 3)	$13,227
Fund accounting and administration fees	2,274
Legal and audit fees	12,000
Custodian fees	195
Chief compliance officer fees (Note 3)	329
Printing expense	7,950
Transfer agent fees	260
Investor support services fees (Note 3)	1,556
Other expenses	1,123
Total Expenses Before Waivers	38,914
Fees waived or reimbursed by the Adviser (Note 3)	(21,797)
Net Expenses	17,117
Net Investment Income/(Loss)	(17,117)

See Notes to Financial Statements.

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XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Changes in Net Assets

For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017
OPERATIONS:
Net investment income/(loss)	$(17,117)
Net Decrease in Net Assets from Operations	(17,117)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $145,000)	70,905,000
Net Increase from Capital Share Transactions	70,905,000
Net Increase in Net Assets	70,887,883

NET ASSETS:
Beginning of period	$100,009
End of period*	$70,987,892

* Including accumulated net investment income/(loss) of:	$(17,117)

See Notes to Financial Statements.

Annual Report | September 30, 2017	5

XAI Octagon Floating Rate & Alternative Income Term Trust	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period September 27, 2017 (Commencement of Operations) to September 30, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value ‐ beginning of period	$9.78	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.00	)(c)
Total Income from Investment Operations	(0.00	)(c)

Net asset value per common share ‐ end of period	$9.78
Market price per common share ‐ end of period	$10.12

Total Investment Return ‐ Net Asset Value(d)	0.00%
Total Investment Return ‐ Market Price(d)	1.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$70,988
Ratio of expenses excluding waivers to average net assets	5.00	%(e)
Ratio of expenses including waivers to average net assets	2.20	%(e)
Ratio of net investment income including waivers to average net assets	(2.20	%)(e)
Portfolio turnover rate	0%

(a)	After deduction of offering expenses charged to capital.
(b)	Calculated using average common shares outstanding.
(c)	Less than $(0.005) per share.
(d)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividends under the Trust’s dividend reinvestment plan.  Total returns are not annualized.

(e)	Annualized.

See Notes to Financial Statements.

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XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

September 30, 2017

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a newly‐organized, diversified, closed‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this Prospectus) in floating rate credit instruments and other structured credit investments.

2. SIGNIFICANT ACCOUNTING POLICIES

Organizational Expenses: XA Investments LLC (“The Adviser”), has agreed to pay all of the Trust’s organizational expenses. As a result, any organizational expenses of the Trust are not reflected in the Trust’s financial statements.

Offering Costs: Offering costs are incurred by the Trust. The Adviser has agreed to pay the amount, by which the Trust’s offering costs (other than the sales load) exceed $0.02 per share (0.20% of the offering price).

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 29, 2017.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities by the number of shares outstanding.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex‐dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Concentration of Credit Risk: The Trust places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Trust to a credit risk. The Trust does not believe that such deposits are subject to any unusual risk associated with investment activities.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

XA Investments LLC serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub‐Adviser”) serves as the investment sub‐adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub‐Adviser a sub‐advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the period ended September 30, 2017 the Trust accrued $13,227 in advisory fees.

The sub‐advisory fee, payable monthly in arrears to the sub‐adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub‐Adviser (or an affiliate of the Sub‐Adviser) serves as investment sub‐adviser, including the Trust (“Eligible Funds”):

Annual Report | September 30, 2017	7

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

September 30, 2017

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

The Trust is currently the only Eligible Fund. Therefore, the sub‐advisory fee would equal 60% of the advisory fee payable to the Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the adviser. The Adviser has contractually agreed to waive a portion of the advisory fee and/or reimburse the Trust for certain operating expenses so that the annual expenses of the Trust do not exceed 0.30% of the Trust’s Managed Assets (exclusive of investment advisory fees, investor support and secondary market services fees, taxes, expenses incurred directly or indirectly by the Trust as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), expenses incurred in connection with issuances and sales of shares of the Trust (including, without limitation, fees, commissions and offering costs), dividends on short sales, if any, securities lending costs, if any, expenses of holding, and soliciting proxies for, meetings of shareholders of the Trust (except to the extent relating to routine items such as the election of trustees), expenses of a reorganization, restructuring, redomiciling or merger of the Trust or the acquisition of all or substantially all of the assets of another fund, or any extraordinary expenses not incurred in the ordinary course of the Trust’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding)). The Adviser may recoup waived or reimbursed amounts for three years following the date of such waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the lesser of the annual expense limit at the time such expenses were waived or reimbursed or the annual expense limit at the time of recoupment. During the period ended September 30, 2017, the adviser waived fees and/or reimbursed expenses totaling $21,797. As of September 30, 2017, the amount of recoverable by the Adviser was $21,797 which is available to be recouped by the Adviser until September 30, 2020.

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the Shares, and with the closed‐end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust will pay the Adviser a service fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets.

ALPS Fund Services, Inc. (“ALPS”) serves as the Trust’s Administrator and Accounting Agent (the “Administrator”) and receives customary fees from the Trust for such services.

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out‐of‐pocket expenses by the Trust. Compliance service fees paid by the Trust for the period ended September 30, 2017 are disclosed in the Statement of Operations.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Trust (“Transfer Agent”).

4. DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions. The Trust intends to distribute any net long‐term capital gains to common shareholders at least annually. The Trust expects to declare initial distributions approximately 45 to 60 days after completion of the common share offering and to pay such initial distributions approximately 60 to 90 days after the completion of the common share offering, depending upon market conditions. There is no assurance the Trust will make its initial monthly distribution or continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. No distributions were paid in the period ended September 30, 2017.

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XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

September 30, 2017
5. CAPITAL TRANSACTIONS

Pursuant to the Declaration of Trust, the Trust is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.01 per share (“Common Shares”). Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non‐assessable. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi‐annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust issued 7,250,000 Common Shares in its initial public offering on September 27, 2017. These Common Shares were issued at $10.00 per share before the underwriting discount of $0.20 per share. Offering costs of $145,000 (representing $0.02 per Common Share) were offset against the net proceeds of the offering and have been charged to paid‐in capital of the Common Shares. The Adviser agreed to pay those offering costs of the Trust (other than the sales load) that exceeded $0.02 per Common Share. These offering costs paid by the Adviser are not subject to recoupment from the Trust.

6. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Trust. The Trust did not pay distributions for the period ended September 30, 2017.

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended September 30, 2017, there were no differences reclassified.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

Undistributed ordinary income	$–
Other cumulative effect of timing differences	(17,117)
Total	$(17,117)

The Trust elects to defer to the period ending September 30, 2018, late year ordinary losses in the amount of $17,117.

Federal Income Tax Status: For federal income tax purposes, the Trust currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the period ended September 30, 2017, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Since the Trust commenced operations on September 27, 2017 no tax returns have been filed for the Trust as of the date of this report.

Annual Report | September 30, 2017	9

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

September 30, 2017

7. SUBSEQUENT EVENTS

On October 6, 2017, the Trust entered into a Credit Agreement with Societe Generale (the “Lender”) that established a revolving credit facility (the “Facility”) of up to $40,000,000. The Trust borrowed $32,000,000 under the Facility on October 6, 2017 and an additional $4,465,000 and $2,400,000, under the Facility on November 1, 2017 and November 17, 2017, respectively.

In connection with its initial public offering, the Trust granted to the underwriters of that offering an option, exercisable for 45 days from September 27, 2017, to purchase up to an additional 1,087,500 Common Shares to cover over‐allotments, if any, at the initial offering price. The Trust issued 500,000 Common Shares on October 13, 2017 and 587,500 Common Shares on November 10, 2017 pursuant to this option.

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XAI Octagon Floating Rate & Alternative Income Term Trust	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of XAI Octagon Floating Rate & Alternative Income Term Trust:

We have audited the accompanying statement of assets and liabilities of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) as of September 30, 2017, and the related statements of operations and changes in net assets and the financial highlights for the period September 27, 2017 (commencement of operations) to September 30, 2017. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of September 30, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period September 27, 2017 (commencement of operations) to September 30, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
November 22, 2017

Annual Report | September 30, 2017	11

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

September 30, 2017 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Under the Trust’s Dividend Reinvestment Plan, a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by DST Systems, Inc., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker‐dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker‐dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by DST Systems, Inc., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact DST Systems, Inc. in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then‐current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open‐market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non‐certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105‐1594.

LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”).The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

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XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

September 30, 2017 (Unaudited)

On October 6, 2017, the Trust entered into a Credit Agreement with Societe Generale (the “Lender”) that established a revolving credit facility (the “Facility”) of up to $40,000,000. Interest on the amount borrowed is based on three‐month LIBOR plus 1.20%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300% and maintain its registration as a closed‐end management investment company.

In light of the cost of leverage and prevailing market conditions and investment opportunities in the structured credit and corporate credit markets, the Trust borrowed $32,000,000 under the Facility on October 6, 2017 and an additional $4,465,000 and $2,400,000, under the Facility on November 1, 2017 and November 17, 2017, respectively. As of November 20, 2017, outstanding borrowings under the Facility were $38,865,000, which represented approximately 32.4% of the Trust’s Managed Assets as of such date.

The use of leverage is a speculative technique that involves special risks. The Trust currently anticipates utilizing leverage to seek to enhance total return and income. There can be no assurance that the Advisor’s and the Sub‐Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. The use of leverage by the Trust causes the net asset value of the common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the common shares is likely to be more volatile than those of a fund that is not exposed to leverage. Leverage increases operating costs, which may reduce total return. The Trust pays interest on its borrowings, which may reduce the Trust’s return. Increases in interest rates that the Trust must pay on its borrowings will increase the cost of leverage and may reduce the return to common shareholders. The risk of increases in interest rates may be greater in the current market environment because interest rates are near historically low levels. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of leverage. Common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB‐ADVISORY AGREEMENT

The Board, including the Independent Trustees, evaluated the terms of the investment management agreement between the Trust and XA Investments LLC (the “Advisory Agreement”) and the investment management agreement among the Trust, XA Investments LLC and Octagon Credit Investors, LLC (the “Sub‐Advisory Agreement” and together with the Advisory Agreement, the “Investment Management Agreements”) and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements.

In considering whether to approve the Investment Management Agreements, the Board, including the Independent Trustees, reviewed the materials provided by XA Investments LLC (the “Adviser”) and Octagon Credit Investors, LLC (the “Sub‐Adviser”) and other information from counsel and from the Adviser and Sub‐Adviser, including: (i) a copy of the form of Investment Management Agreements; (ii) information describing the nature, quality and extent of the services that the Adviser and Sub‐Adviser will provide to the Trust and the fees the Adviser and Sub‐Adviser will charge to the Trust; (iii) information concerning the Adviser’s and Sub‐Adviser’s financial condition, business, operations, portfolio management personnel and compliance programs; (iv) information describing the Trust’s anticipated advisory fee and operating expenses; (v) a copy of the Sub‐Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the Investment Company Act of 1940. The Board also considered presentations made by, and discussions held with, representatives of the Adviser and Sub‐Adviser. The Board also received information comparing the proposed advisory fee and expenses of the Trust to those of investment companies that were defined as competitors. The Board determined that the responses provided by the Adviser and Sub‐Adviser were sufficiently responsive to permit it to evaluate the Investment Advisory Agreements.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to Trust by the Adviser and Sub‐Adviser; the personnel and operations of the Adviser and Sub‐Adviser; the Trust’s anticipated expenses; the anticipated profitability to the Adviser and Sub‐Adviser under the Investment Management Agreements based on certain assumptions; any “fall‐out” benefits to the Adviser and the Sub‐Adviser; and the effect of asset growth on the Trust’s expenses.

Annual Report | September 30, 2017	13

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

September 30, 2017 (Unaudited)

The Board, including the Independent Trustees, considered the following in respect of the Trust:

The nature, extent and quality of services to be provided by the Adviser and Sub‐Adviser. The Board reviewed the services that the Adviser and Sub‐Adviser would provide to Trust. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Trust’s investment adviser, including: the overall supervisory responsibility for the general management and investment of the Trust’s securities portfolio; providing oversight of the investment performance and processes and compliance with the Trust’s investment objective, policies and limitations; oversight of the implementation of the investment management program of the Trust; the oversight of the day‐to‐day investment and reinvestment of the assets of the Trust; the oversight of executing portfolio security trades for the Trust; quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of and compliance with Board directives as they relate to the Trust.

In connection with the investment advisory services to be provided by the Sub‐Adviser, the Board noted the responsibilities that the Sub‐Adviser would have as the Trust’s investment adviser, including: the responsibility for the management and investment of the Trust’s securities portfolio; management of the investment performance and processes and compliance with the Trust’s investment objective, policies and limitations; the implementation of the investment management program of the Trust; responsibility for the day‐to‐day investment and reinvestment of the assets of the Trust; executing portfolio security trades for the Trust; quarterly reporting to the Board; oversight of brokerage matters; ensuring general portfolio compliance with relevant law; and implementation of and compliance with Board directives as they relate to the Trust.

The Board recognized that the Adviser had limited experience managing a registered investment company, however, the Board noted that the Adviser’s personnel appeared to possess the necessary experience to effectively manage the Trust and the related oversight of the Sub‐Adviser.

Based on its consideration and review of the foregoing information, the Board determined that the nature, quality and extent of these services were sufficient and appropriate for the Trust.

Investment performance of the Trust, the Adviser and the Sub‐Adviser. Because the Trust and the Adviser are newly formed and had not yet commenced operations, the Board did not consider the investment performance of the Trust in approving the initial contracts with the Adviser and Sub‐Adviser. The Board reviewed the Sub‐Adviser’s investment track record with comparable investment strategies, and recognizing that past performance is not indicative of future returns, and taking into account the differences the investment strategies, the Board determined to consider the performance as one factor in its considerations.

Comparison of the costs of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Trust; “fall‐out” benefits. The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser and the Sub‐Adviser, and under contracts of other investment advisers with respect to similar investment companies as determined by an independent third party consultant. In particular, the Board compared the Trust’s proposed advisory fees and projected expense ratio to other investment companies considered to be in the Trust’s peer group by the consultant. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Sub‐Adviser, including information about the differences in services provided to the non‐registered investment company clients. The Board also discussed the anticipated costs and projected profitability of the Adviser and Sub‐Adviser in connection with its serving as investment adviser or sub‐adviser, respectively, to the Trust, including operational costs. These considerations involved various factual scenarios. After comparing the Trust’s proposed fees with those of other trusts in the Trust’s peer group, and asking additional questions of the Adviser regarding peer group selection, and a consideration of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the Trust was fair and reasonable.

The Board also considered whether the Adviser or Sub‐Adviser may experience any additional “fall‐out” benefits based on their work on behalf of the Trust, and noted that, given the start‐up nature of the Trust, any such benefits were speculative at present.

The extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale. The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser and Sub‐Adviser indicated that, given the nature of the Trust and initial profitability analyses, they did not expect to have economies of scale at any time in the foreseeable future.

Conclusion. Based on the foregoing and such other matters as were deemed relevant, the Board concluded in its reasonable business judgment that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser and Sub‐Adviser to the Trust, as well as the costs to be incurred and benefits to be gained by the Adviser and Sub‐Adviser in providing such services. The Board also found the proposed advisory fees and sub‐advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable trusts of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreements was in the best interests of the Trust and approved the Investment Management Agreements. No single factor was determinative to the decision of the Board.

14	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

September 30, 2017 (Unaudited)

PROXY VOTING

Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve‐month period ended June 30 will be available without charge, upon request, by calling (312) 262‐6930. This information is also available on the SEC’s website at www.sec.gov.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non‐public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non‐public personal information relating to its shareholders, although certain non‐public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non‐public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non‐public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non‐public personal information of its shareholders.

TRANSFER AGENT AND CUSTODIAN

DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Trust’s transfer agent and registrar.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Trust.

LEGAL COUNSEL

Skadden, Arps, Slate Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 200 E. Randolph Drive, Chicago, IL 60601, is the independent registered public accounting firm of the Trust.

Annual Report | September 30, 2017	15

XAI Octagon Floating Rate & Alternative Income Term Trust	Trustees & Officers

September 30, 2017 (Unaudited)

Overall responsibility for management and supervision of the Trust rests with the Trust’s Board of Trustees (the “Board” or “Board of Trustees”). The Board of Trustees approves all significant agreements between the Trust and the companies that furnish the Trust with services, including agreements with the Adviser and the Sub‐Adviser.

Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, dates of birth, present positions with the Trust, length of time served with the Trust, principal occupations during the past five years and other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Danielle C. Cupps Year of Birth: 1970	Trustee	Trustee since 2017(4)	Former: Managing Director, BLG Capital Advisors (2016‐2017) (family office); Director, Finance and Chief of Staff to CFO, Boeing Company (2006‐2012); Vice President, Code Hennessy & Simmons LLC (2000‐2005) (private equity); Associate, Goldman, Sachs & Co. (1998‐2000).	1	None.
Gregory G. Dingens Year of Birth: 1964	Trustee	Trustee since 2017(4)	Current: Executive Vice President, Monroe Financial Partners, Inc. (2006‐present) (investment banking and trading); Member, Siena Capital Management (2006‐present) (private investment fund); Director, Qwickrate LLC (2012‐present) (online marketplace for financial institutions). Former: Managing Director, Lehman Brothers (2004‐2006); Managing Director, Merrill Lynch (1993‐2003).	1	None.
Philip G. Franklin Year of Birth: 1951	Trustee	Trustee since 2017(4)	Current: Consultant to Littelfuse, Inc. (2016‐present) (electronics components manufacturer). Former: Chief Financial Officer and Executive Vice President (1998‐ 2016), Littelfuse, Inc.; Chief Financial Officer and Vice President, OmniQuip International (1995‐1998) (construction equipment).	1	Current: Tribune Publishing Company (2010‐present); TTM Technologies Inc. (2014‐ present); tronc, inc. (2014‐present).
Scott Craven Jones Year of Birth: 1962	Trustee	Trustee since 2017(4)	Current: Director, Carne Global Financial Services (US) LLC (2013‐present). Former: Adviser, Wanzenburg Partners LLC (2012‐2013); Chief Operating Officer, Chief Financial Officer and Treasurer, Aurora Investment Management LLC (2010‐ 2012); Executive Vice President and Chief Administrative Officer, Calamos Asset Management, Inc. (2005‐2008); Managing Director, Northern Trust Global Investments (2000‐2005).	1	Current: Manager Directed Portfolios, a U.S. Bancorp series trust (2016‐present). Former: Guestlogix Inc. (2015‐2016) (travel technology).

16	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Trustees & Officers

September 30, 2017 (Unaudited)

INTERESTED TRUSTEE

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Theodore J. Brombach* Year of Birth: 1963	Trustee, President and Chief Executive Officer	Trustee since 2017(4)	Current: Co‐Chief Executive Officer of the Adviser (2016‐present); Co-Founding Partner and Co-Managing Partner of XMS Capital Partners, LLC (2006‐present). Former: Co‐Head of Midwest Investment Banking at Morgan Stanley (1990-2006).	1	Current: RiverWood Bank (2006‐present).

*	Mr. Brombach is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.
(1)	The business address of each Trustee of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.
•	Mr. Brombach and Ms. Cupps, as Class I Trustees, are expected to stand for re-election at the Trust’s initial annual meeting of shareholders.
•	Mr. Dingens and Mr. Franklin, as Class II Trustees, are expected to stand for re-election at the Trust’s second annual meeting of shareholders.
•	Mr. Jones, as the Class III Trustee, is expected to stand for re-election at the Trust’s third annual meeting of shareholders.
(3)	As of the date of this Report, the Trust is the only fund in the Fund Complex.
(4)	Each Trustee was initially elected by the sole shareholder of the Trust as of September 30, 2017.

EXECUTIVE OFFICERS (The following information relates to the executive officers of the Trust who are not Trustees.)

Name,Address(1) and Year of Birth	Position	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years
John “Yogi” Spence Year of Birth: 1962	Chief Financial Officer and Treasurer	Officer since 2017	Current: Co‐Chief Executive Officer, the Adviser (2016‐present); Co‐Founding Partner and Co-Managing Partner, XMS Capital Partners, LLC (2006‐present).
John P. McGarrity Year of Birth: 1961	Chief Legal Officer and Secretary	Officer since 2017
Current: Managing Director and General Counsel, the Adviser (2016‐present). Former: Managing Director and General Counsel, Chief Compliance Officer and AML Officer, River Branch Holdings LLC and River Branch Capital LLC (now Piper Jaffray) (2011‐2015).

Kimberly Ann Flynn Year of Birth: 1977	Vice President	Officer since 2017	Current: Managing Director of the Adviser (2016‐present). Former: Senior Vice President, Head of Product Development (2013‐2016), Vice President (2009‐2013), Nuveen Investments.
Theodore J. Uhl Year of Birth: 1974	Chief Compliance Officer	Officer since 2017
Current: Vice President and Deputy Chief Compliance Officer, ALPS Fund Services, Inc. (2006‐present); Chief Compliance Officer, Financial Investors Trust (2010‐present), Centre Funds (2013‐present), Reality Shares ETF Trust (2014‐present), Reaves Utility Income Fund (2015‐present), Boulder Growth & Income Fund, Inc. (2015‐present), Index Funds (2016‐present), and Elevation ETF Trust (2016‐present). Former: Internal Audit Manager/Senior Risk Manager, ALPS Fund Services, Inc. (2006‐2010).

(1)	The business address of each officer of the Trust is 321 North Clark Street, Suite 2430, Chicago, Illinois 60654, unless otherwise noted.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

The Trust’s Statement of Additional Information includes additional information about the Directors of the Trust and is available, without charge, upon request, by calling the Trust at (888) 903‐3358.

Annual Report | September 30, 2017	17

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.
(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.
(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.
(e)	Not Applicable.
(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.
Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated Scott C. Jones as the Registrant’s “audit committee financial expert.” Mr. Scott C. Jones is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”) for the fiscal period September 26, 2017 (Fund’s inception) to September 30, 2017 for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $32,000.

(b)
Audit-Related Fees: The aggregate fees billed for the fiscal period September 26, 2017 (Fund’s inception) to September 30, 2017 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item was $0.

(c)
Tax Fees: The aggregate fees billed for the fiscal period September 26, 2017 (Fund’s inception) to September 30, 2017for professional services rendered by KPMG for tax compliance, tax advice, and tax planning was $0. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)
All Other Fees: The aggregate fees billed for the fiscal period September 26, 2017 (Fund’s inception) to September 30, 2017 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item was $0.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal period September 26, 2017 (Fund’s inception) to September 30, 2017 was $0. For the fiscal period September 26, 2017 (Fund’s inception) to September 30, 2017, KPMG did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Scott C. Jones, Chairman
Danielle Cupps
Gregory Dingens
 Philip G. Franklin

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report.

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Andrew D. Gordon	Chief Executive Officer and Co-Chief Investment Officer	Since Inception	Chief Executive Officer, Co-Chief Investment Officer and member of the Investment Committee of the Sub-Adviser.
Michael B. Nechamkin	Co-Chief Investment Officer and Senior Portfolio Manager	Since Inception	Co-Chief Investment Officer (2016 to present), Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser.
Lauren M. Basmadjian	Portfolio Manager	Since Inception	Portfolio Manager and member of the Investment Committee of the Sub-Adviser.
Gretchen M. Lam, CFA	Portfolio Manager	Since Inception	Portfolio Manager and member of the Investment Committee of the Sub-Adviser (2013 to present). Principal of Sub-Adviser 2006-2013.

Andrew D. Gordon, Chief Executive Officer, Co-Chief Investment Officer and member of the Investment Committee of the Sub-Adviser. Mr. Gordon co-founded Octagon in 1994 and subsequently managed numerous Octagon funds before assuming his current position. He has over 30 years of experience in the below-investment grade leveraged loan and high yield bond asset classes, in both sell-side and buy-side capacities. Prior to co-founding Octagon, Mr. Gordon was a Managing Director at Chemical Securities, Inc., where he focused primarily on the oil and gas industries. Mr. Gordon advised on and arranged below-investment grade loans for corporate clients, while also undertaking special projects in M&A advisory and distressed credit situations. He previously served as Vice President in the Acquisition Finance Division of Manufacturers Hanover Trust Company. In this capacity, Mr. Gordon structured, syndicated and managed leveraged buyout transactions. Mr. Gordon graduated cum laude with an A.B. in Economics from Duke University.

Michael B. Nechamkin, Co-Chief Investment Officer, Senior Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Mr. Nechamkin joined Octagon in 1999. He has 27 years of industry experience, including 18 years at Octagon. Mr. Nechamkin is a member of Octagon’s Investment Committee and serves as the Senior Portfolio Manager of four CLOs, three Separately Managed Accounts, and four Private Commingled Funds. Prior to joining Octagon, Mr. Nechamkin was a Vice President in the High Yield Research Group at Bankers Trust. He previously served as a Convertible Securities Analyst at Mabon Securities and a Financial Consultant at Merrill Lynch. Mr. Nechamkin holds a Bachelor’s degree and a Masters of Talmudic Law and an M.B.A from the University of Baltimore.

Lauren M. Basmadjian, Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Ms. Basmadjian joined Octagon in 2001. She has 16 years of industry experience. Ms. Basmadjian is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of eleven CLOs, four Separately Managed Accounts, and three Private Commingled Funds. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw Octagon’s investments in the leisure and entertainment, retail, consumer products, business services, food and beverage and technology industries. Prior to joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated cum laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.

Gretchen M. Lam, CFA, Portfolio Manager and member of the Investment Committee of the Sub-Adviser. Ms. Lam joined Octagon in 1999. She has 18 years of industry experience. Ms. Lam is a member of Octagon’s Investment Committee and serves as the Portfolio Manager of six CLOs, eight Separately Managed Accounts, and two Private Commingled Funds. Prior to becoming a Portfolio Manager, Ms. Lam oversaw Octagon’s investments in the software, business services, finance and insurance, paper and packaging, gaming and lodging, homebuilding and real estate industries. She was also responsible for the structured credit exposure held in Octagon’s CLO vehicles. Ms. Lam received her CFA Charter in 2006. She graduated summa cum laude from Babson College with a B.S. in Investments.

(a)(2)	As of September 30, 2017, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Andrew D. Gordon	0	$0	0	$0	0	$0
Michael B. Nechamkin	0	$0	8	$2,863,920,298	3	$2,263,847,699
Lauren M. Basmadjian	1	$71,000,000	12	$7,140,953,739	5	$388,634,951
Gretchen M. Lam, CFA	0	$0	9	$3,741,410,420	8	$423,556,554

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Compensation of Portfolio Managers.  Octagon investment professionals receive a fixed base salary and annual discretionary bonus, each determined by the Compensation Committee, which is a committee of the Board of Managers of the Sub-Adviser. The fixed base salary is reviewed periodically and is intended to reflect a base compensation that is competitive with base salaries provided by similar investment adviser firms in the industry. The discretionary bonus is determined taking into account the overall performance and profitability of the Sub-Adviser, and an individual’s contributions and achievement of objectives linked to their function, including both quantitative performance, and qualitative factors. Portions of the discretionary bonus are paid on a deferred basis over several years. In addition, certain members of senior management, including the portfolio managers, own interests in the Sub-Adviser, and therefore participate in the long-term growth and performance of the firm.

Material Conflicts of Interest.  Such conflicts are typically based on the specific facts and circumstances associated with the issues that are the subject of the proxy and Octagon’s and its employees’ business dealings with a particular proxy issuer or closely affiliated entity. A material conflict of interest may exist where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is known to be a Client of, or an investor in an Account managed, by Octagon; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a Client of Octagon (or an investor in an Octagon Account); (3) a Client or investor, or an interest group supported by Client or investor, actively supports a proxy proposal; or (4) Octagon or an employee has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders.

(a)(4)	Dollar Range of Securities Owned as of September 30, 2017

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Andrew D. Gordon	None
Michael B. Nechamkin	None
Lauren M. Basmadjian	$50,001 - $100,000
Gretchen M. Lam, CFA	None
Octagon Credit Investors, LLC	Over $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

[Not applicable.]

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as exhibit EX‑99.12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX‑99.CERT.

(a)(3)	Not applicable.

(b)
A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX‑99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto as exhibit EX‑99.ITEM7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 7, 2017	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	December 7, 2017	President and Principal Executive Officer

By:	(Signature and Title)	/s/ John “Yogi” Spence
John “Yogi” Spence
Date:	December 7, 2017	Treasurer and Principal Financial Officer